UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 2, 2006

Host America Corporation
(Exact name of registrant as specified in its charter)

Colorado	0-16196	06-1168423
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Broadway Hamden, Connecticut	06518
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (203) 248-4100

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4.  Matters Related to Accountants and Financial Statements

Item 4.01.  Changes in Registrant’s Certifying Accountant

On May 2, 2006, Host America Corporation (the “Company”) was notified of the resignation of its independent registered public accounting firm, J.H. Cohn LLP, effective that date. The Company’s Audit Committee Chairman accepted the resignation of J.H. Cohn LLP upon receipt of the notification and has commenced a search for a new independent public accounting firm.

No report of J.H. Cohn LLP on the financial statements of the Company for the fiscal year ended June 30, 2004 contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles. J.H. Cohn LLP, at the time of resignation, had not yet released a report or opinion regarding the Company’s financial statements for the fiscal year ended June 30, 2005.

As provided in exhibit 99.1, J.H. Cohn LLP advised the Company that information had come to the accountant’s attention causing it to no longer be able to rely on management’s representations. Further, J.H. Cohn LLP advised that its report on the 2004 consolidated financial statements of the Company dated September 7, 2004 may no longer be relied upon. J.H. Cohn LLP advised the Audit Chairman of such non-reliance on the 2004 fiscal year report. On May 2, 2006, J.H. Cohn LLP advised the Audit Chairman that its advice is based upon the inability of the auditors to rely on management’s representations, and the need for a restatement of the 2004 financial statements.

The Company furnished a copy of this Current Report on Form 8-K to J.H. Cohn LLP and requested that J.H. Cohn LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated May 4, 2006, is filed as Exhibit 16.1 to this Form 8-K.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

Please see Item 4.01 above.

Section 9.  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description
16.1	Letter from J.H. Cohn LLP to the Securities and Exchange Commission dated May 4, 2006
99.1	Auditor Resignation Letter dated May 3, 2006 from J.H. Cohn LLP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST AMERICA CORPORATION

Dated: May 4, 2006	By:	/s/ David Murphy
David Murphy
Chief Financial Officer

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HOST AMERICA CORPORATION
EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
16.1	Letter from J.H. Cohn LLP to the Securities and Exchange Commission dated May 4, 2006 from J.H. Cohn LLP
99.1	Auditor Resignation Letter dated May 3, 2006 from J.H. Cohn LLP

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